UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021 (February 8, 2021)

SENMIAO TECHNOLOGY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-38426	35-2600898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, Shihao Square, Middle Jiannan Blvd. High-Tech Zone, Chengdu Sichuan, People’s Republic of China	610000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 28 61554399

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIHS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 8, 2021, Senmiao Technology Limited., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) in connection with the registered direct public offering (the “Offering”) of 5,072,465 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for a purchase price of approximately $7,000,000. The Shares are being offered at a price of $1.38 per share (the “Share Purchase Price”).

Pursuant to the Purchase Agreement, each of the Investors shall have a 30% right of participation (on a pro-rata basis) in any debt or equity linked financings undertaken by the Company for twelve (12) months following the closing of the Offering. Further, until sixty (60) days after the closing of the Offering, the Company shall not, directly or indirectly, offer or issue any securities (or enter into any agreement with respect thereto) other than customary exceptions. The Company may also not enter into any variable rate transactions so long as any of the Warrants are still outstanding.

Pursuant to the Purchase Agreement, each of our directors and executive officers, have entered into lock-up agreements (the “Lock-Up Agreements”) that generally prohibit the sale, transfer, or other disposition of our securities, without the prior written consent of the Investors, for a period of sixty (60) days following the closing of the Offering.

The Company expects the Offering to close on or about February 10, 2021, subject to the satisfaction of customary closing conditions in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties.

The Company intends to use the proceeds for general corporate purposes, including automobile purchases, the costs of providing leasing and other automobile transaction services, including financial leasing, costs of developing other types of financing businesses, investments in other entities, costs of technology development, costs of new hires, capital expenditures, working capital and the costs of operating as a public company.

The Shares will be issued pursuant to a prospectus supplement to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-230397), which was initially filed with the Securities and Exchange Commission (the “Commission”) on March 19, 2019, and was declared effective on April 15, 2019. The Company expects to file the prospectus supplement for the Offering on or about February 9, 2021.

The Company also entered into Placement Agency Agreement dated February 8, 2021 (the “Placement Agency Agreement”) with FT Global Capital, Inc., to act as exclusive placement agent in connection with this Offering (the “Placement Agent”). The Company agreed to pay the Placement Agent a cash fee equal to 7.5% of the gross proceeds raised in the Offering, and to reimburse the Placement Agent for certain expenses, including legal fees and expenses, up to $60,000 in the aggregate. The Placement Agent is also entitled to additional tail compensation for any financings consummated within the 12-month period following the termination of the Placement Agent Agreement to the extent that such financing is provided to the Company by investors that the Placement Agent had introduced to the Company. In addition, the Company agreed to issue to the Placement Agent 5-year warrants to purchase a number of common shares equal to 7.5% of the aggregate number of common shares sold in this offering, at an exercise price equal to $1.38 per share, which warrant shall not be exercisable for a period of 180 days after the closing date of this Offering.

The foregoing description of the Placement Agent Warrants, the Placement Agent Agreement, the Purchase Agreement, and the Lock-Up Agreements, are qualified in their entirety by reference to the full text of each of the Placement Agent Warrants, the Purchase Agreement, and the Lock-Up Agreements, the forms of which are attached hereto as Exhibit 4.1, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K (this “Report”), and which are incorporated herein in their entirety by reference.

This Report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents the Company files from time to time with the Commission. Any forward-looking statements speak only by the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The prospectus supplement relating to the Offering will be available on the Commission’s web site at http://www.sec.gov.

Item 8.01	Other Events.

The Information in Item 1.01 above is hereby incorporated by reference into this Item 8.01. Pursuant to the Offering, on February 8, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release announcing the pricing of the Offering is filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Placement Agent Warrant
10.1	Form of Placement Agent Agreement
10.2	Form of Securities Purchase Agreement
10.3	Form of Lock-up Agreement
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2021	SENMIAO TECHNOLOGY LIMITED

	By:	/s/ Xi Wen
	Name:	Xi Wen
	Title:	Chief Executive Officer